TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGERS                                         5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH AND TAX STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









       USAA FAMILY OF FUNDS SUMMARY


FUND TYPE/NAME                     RISK
---------------------------------------------------
               CAPITAL APPRECIATION
===================================================
 Aggressive Growth                 Very high
 Capital Growth                    Very high
 Emerging Markets                  Very high
 First Start Growth                Moderate to high
 Gold                              Very high
 Growth                            Moderate to high
 Growth & Income                   Moderate
 International                     Moderate to high
 Science & Technology              Very high
 Small Cap Stock                   Very high
 World Growth                      Moderate to high

                 ASSET ALLOCATION
===================================================
 Balanced Strategy                 Moderate
 Cornerstone Strategy              Moderate
 Growth and Tax Strategy           Moderate
 Growth Strategy                   Moderate to high
 Income Strategy                   Low to moderate

                 INCOME - TAXABLE
===================================================
 GNMA Trust                        Low to moderate
 High-Yield Opportunities          High
 Income                            Moderate
 Income Stock                      Moderate
 Intermediate-Term Bond            Low to moderate
 Short-Term Bond                   Low

                INCOME - TAX EXEMPT
===================================================
 Long-Term                         Moderate
 Intermediate-Term                 Low to moderate
 Short-Term                        Low
 State Bond/Income                 Moderate

                     INDEXES
===================================================
 Extended Market Index             High
 Global Titans Index               Moderate to high
 Nasdaq-100 Index                  Very high
 S&P 500 Index                     Moderate

                   MONEY MARKET
===================================================
 Money Market                      Low
 Tax Exempt Money Market           Low
 Treasury Money Market Trust       Low
 State Money Market                Low
---------------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICEMARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]

I started off in the investment business in late 1972. I believe that I could sit down and give you at least a thumbnail sketch of what made every year between then and now unique. The first two years, '73 and '74, were dreadful. In '75 and '76 if you missed January, you missed the year. And so it would go right up to the consecutively incredible years from '95 through '98, and the really incredible '99. Everyone who lives through such experiences will craft some set of beliefs that will serve as a guide to the process of investing. And different people will glean different wisdom from their experience. For me, the experience has led to these beliefs:

      - No one forecasts markets accurately.

      - Therefore, controlling risk is very important.

      - Risk is best controlled by the way you allocate your assets.

USAA's Asset Strategy funds offer an array of choices for controlling your investment risk. Cornerstone and Growth Strategy funds have portfolios that are 75% to 80% in equities. The Balanced and Growth and Tax Strategy funds are more conservative, while Income Strategy adds 20% equities to a fixed-income portfolio.

In short, the Asset Strategy funds offer a spectrum of risk and expected return, and, in a year like we've seen in 2000, provide an excellent way to confront a very challenging market. They are simple and effective risk control investment tools.

Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW

USAA GROWTH AND TAX STRATEGY FUND

OBJECTIVE: Conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

TYPES OF INVESTMENTS: Invests principally in tax-exempt bonds and money market instruments and the remainder in blue chip stocks.

--------------------------------------------------------------------------------
                                          11/30/00              5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $254.0 Million       $263.6 Million
  Net Asset Value Per Share                 $16.63               $17.28
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 11/30/00
--------------------------------------------------------------------------------
         5/31/00                                                 30-DAY
      TO 11/30/00(+)      1 YEAR      5 YEARS     10 YEARS      SEC YIELD
         -2.42%            0.36%       9.65%        9.94%         3.02%
--------------------------------------------------------------------------------
 *  CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

(+) TOTAL  RETURNS  FOR PERIODS OF LESS THAN ONE YEAR ARE NOT  ANNUALIZED.  THIS
    SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.




                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the Lehman Brothers Municipal Bond Index for the period of 11/30/90 through 11/30/00. The data points from the graph are as follows:

            USAA GROWTH & TAX        LEHMAN
              STRATEGY FUND          INDEX
              -------------         -------

11/30/90       $10,000              $10,000
05/31/91        10,878               10,500
11/30/91        11,121               11,026
05/31/92        11,761               11,531
11/30/92        12,072               12,132
05/31/93        13,120               12,911
11/30/93        13,685               13,477
05/31/94        13,606               13,230
11/30/94        13,444               12,769
05/31/95        15,067               14,435
11/30/95        16,277               15,182
05/31/96        17,268               15,095
11/30/96        18,649               16,074
05/31/97        19,721               16,344
11/30/97        21,219               17,227
05/31/98        22,730               17,878
11/30/98        23,324               18,563
05/31/99        24,798               18,713
11/30/99        25,709               18,364
05/31/00        26,441               18,552
11/30/00        25,802               19,867

DATA FROM 11/30/90 THROUGH 11/30/00.

THE GRAPH ILLUSTRATES HOW A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GROWTH AND TAX STRATEGY FUND OUTPERFORMS ITS BENCHMARK, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THIS INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.









MESSAGE FROM THE MANAGERS


[PHOTOGRAPH OF PORTFOLIO MANAGERS FROM LEFT TO RIGHT:  PATRICK O'HARE, CFA (BLUE
 CHIP STOCKS) AND CLIFFORD A. GLADSON, CFA (ALLOCATION MANAGER, TAX-EXEMPT BONDS, AND TAX-EXEMPT MONEY MARKET INSTRUMENTS) APPEARS HERE.]

FUND OVERVIEW

The USAA Growth and Tax Strategy Fund was the first mutual fund on the market to combine tax-exempt securities and common stocks into a balanced format. The Fund is designed to provide a complete but conservative investment for shareholders seeking a good level of tax-exempt income with exposure to common stocks. The stock component provides the potential for capital appreciation that can help offset the impact of inflation on fixed-income assets and income. The tax-exempt bond component offers the potential to accumulate tax-free income. We coordinate the management of the asset classes with a goal of enhancing the tax efficiency of the Fund.

Under the Internal Revenue Code, the Fund must have at least 50% of its assets invested in tax-exempt securities at the end of each fiscal quarter in order to pass the tax-exempt income through to its shareholders. This means the Fund will not have the traditional 60% common stocks, 40% bonds investment mix normally associated with a "balanced" fund. The Fund's common stock target range is 41%-49%, with the remainder of assets invested in tax-exempt securities.

While past performance is no guarantee of future results, the Fund's diversified asset mix has helped offset the volatility in the stock markets over the last six months. The Fund's long-term results are depicted in the 10-year Cumulative Performance Chart on page 4.

The Fund's allocation of net assets on November 30, 2000, the end of this reporting period, was 52.7% in tax-exempt bonds, 45.2% in blue chip stocks, and 0.1% in tax-exempt money market instruments.

TAX-EXEMPT BONDS

Over the last six months, interest rates for municipal bonds have declined. The yield of the Bond Buyer 40-Bond Index, the industry standard for long-term, investment-grade municipal bonds, fell from 6.13% on May 31, 2000, to 5.72% on November 30, 2000. This decrease in rates caused bond prices to improve and helped to moderate the rather volatile price swings in the equity portfolio.

The decline in long-term yields reflected the credit markets' perception that the Federal Reserve Board's (the Fed's) increases in short-term interest rates would slow the growth of the domestic economy and keep inflation in check. Even though labor markets appear tight and oil is above $30 per barrel, inflation remains under 3.5%.

Given the current economic conditions, we intend to continue to purchase solid investment-grade municipal bonds with final maturities between 20 years and 30 years. This should enable the Fund to distribute a good level of tax-exempt income. In addition, if interest rates continue to decline, municipal bonds with longer maturities should increase in value.

BLUE CHIP STOCKS

The interest rate increases that began in 1999 began to take their toll on the U.S. economy in 2000. As the U.S. economy has slowed, so have corporate profits. Slower profit growth has caused equity prices to decline significantly. Although the broader market indices are down, technology stocks have fallen the farthest as lofty expectations were not met.

Performance of the Fund's equity portion was disappointing because it was overweighted in technology. In particular, the Fund's holdings in Texas
Instruments, Intel, and Applied Materials underperformed the broader market. Each of these stocks was down more than 30% for the six months ending November 30, 2000. Cisco Systems and Microsoft were also down for the six-month period, but held up better than other technology stocks. For the six months ending November 30, 2000, Cisco Systems and Microsoft declined 15.9% and 8.3%, respectively, while the S&P 500 technology sector declined 27.2% for the same period.

The slowdown in the U.S economy led to a slowdown in consumer spending. This negatively affected the Fund's retail holdings. In particular, the Fund was hurt by its holdings in Wal-Mart, Home Depot, and the Gap. The Fund's position in Sprint Corp-FON Group, which performed poorly once the merger with WorldCom fell apart, also had a negative impact.

The Fund had positive contributions from its holdings in health-care and financial stocks. Particular standouts in the financial sector were Allstate, State Street Corp., Citigroup, and American International Group. Strong performers in the health-care sector were Bristol-Myers Squibb, Pharmacia, Merck, and American Home Products. Other standout performers were SBC Communications and Boeing.


THE BOND BUYER 40-BOND INDEX IS REPRESENTATIVE OF YIELDS ON 40 LARGE ONE-YEAR, TAX-EXEMPT NOTES.


OUTLOOK FOR EQUITIES

We believe that the stock market has discounted a lot of negative news over the last six months and appears to be poised for a recovery. While it is impossible to predict the timing of any market move, we believe that the upside potential outweighs the downside risk at this juncture. The Fed's Open Market Committee could move to a neutral bias on interest rates in order to foster the market's recovery. There also remains the possibility that the Fed could actually cut interest rates in 2001. We believe that the stock market could move higher if either of these events occur.

We continue to favor technology stocks that will benefit from corporations that embrace the Internet and e-commerce initiatives. In particular, we believe that companies building out the Internet infrastructure and those with exposure to wireless communications have the potential to do well. We also continue to favor the health-care area despite the uncertainty surrounding Medicare reform and the potential of a prescription drug benefit for Medicare recipients.

--------------------------------------------------------------------------------------------
                               TAX-EXEMPT SECURITIES
                                  TOP 5 HOLDINGS
                                 (% OF NET ASSETS)
--------------------------------------------------------------------------------------------
Michigan - Michigan Finance Auth. RB, Series 1999A                                      3.8
New York - NYC Transitional Finance Auth. RB, Series 1999A                              3.7
New York - Medical Care Facilities Finance Agency RB, Series 1995A                      2.6
Louisiana - Local Government Environmental Facilities and Community Devel. Auth. RB     2.5
Wisconsin - University of Wisconsin Hospitals and Clinics Auth. RB, Series 2000         2.5
--------------------------------------------------------------------------------------------

  ----------------------------------
            BLUE CHIP STOCKS
            TOP 5 HOLDINGS
            (% OF NET ASSETS)
  ----------------------------------
  Cisco Systems, Inc.            4.4
  Intel Corp.                    2.4
  Texas Instruments, Inc.        2.3
  General Electric Co.           2.2
  Microsoft Corp.                2.0
  ----------------------------------


  ----------------------------------
           TOP 10 INDUSTRIES
           (% OF NET ASSETS)
  ----------------------------------
  Hospital                      15.4
  Special Assessment/Tax         5.4
  Electronics - Semiconductors   4.8
  Finance - Municipal            4.5
  Computer - Networking          4.4
  Finance - Diversified          3.7
  Drugs                          3.4
  Escrowed Bonds                 3.2
  General Obligation             3.2
  Health Care - Diversified      3.2
  ----------------------------------


YOU WILL FIND A LIST OF THE SECURITIES THAT THE FUND OWNS ON PAGES 9-13.



                                ASSET ALLOCATION
                                    11/30/00
                                ----------------

A pie chart is shown here depicting the Asset Allocation as of November 30, 2000 of the USAA Growth and Tax Strategy Fund to be:

Tax-Exempt Bonds - 52.7%; Blue Chip Stocks - 45.2%; and Tax-Exempt Money Market Instruments - 0.1%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES, OR TO THE ALTERNATIVE MINIMUM TAX.








USAA GROWTH AND TAX STRATEGY FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2000
(UNAUDITED)


                                                                         MARKET
    NUMBER                                                                VALUE
  OF SHARES                       SECURITY                                (000)
--------------------------------------------------------------------------------

                            BLUE CHIP STOCKS (45.2%)

            ADVERTISING/MARKETING (0.6%)
   19,600   Omnicom Group, Inc.                                         $  1,541
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE (1.2%)
   43,000   Boeing Co.                                                     2,970
--------------------------------------------------------------------------------
            AUTOMOBILES (0.4%)
   46,151   Ford Motor Co.                                                 1,050
--------------------------------------------------------------------------------
            AUTO PARTS (0.1%)
    3,456   Visteon Corp.                                                     51
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (1.6%)
   32,300   State Street Corp.                                             4,167
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (0.6%)
   11,200   J. P. Morgan & Co., Inc.                                       1,510
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.6%)
   34,800   Anheuser-Busch Cos., Inc.                                      1,651
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (1.1%)
   60,500   PepsiCo, Inc.                                                  2,745
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (0.6%)
   37,545   Nortel Networks Corp.                                          1,417
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (4.4%)
  233,600   Cisco Systems, Inc. *                                         11,184
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (2.0%)
   90,400   Microsoft Corp. *                                              5,187
--------------------------------------------------------------------------------
            DRUGS (3.4%)
   32,100   Merck & Co., Inc.                                              2,975
   80,000   Pharmacia Corp.                                                4,880
   12,300   Schering-Plough Corp.                                            690
--------------------------------------------------------------------------------
                                                                           8,545
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (2.2%)
  114,600   General Electric Co.                                           5,680
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (4.8%)
  160,000   Intel Corp.                                                    6,090
    1,700   SDL, Inc. *                                                      309
  154,000   Texas Instruments, Inc.                                        5,746
--------------------------------------------------------------------------------
                                                                          12,145
--------------------------------------------------------------------------------
            ENTERTAINMENT (1.5%)
   26,600   Time Warner, Inc.                                              1,649
   40,579   Viacom, Inc. *                                                 2,075
--------------------------------------------------------------------------------
                                                                           3,724
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.3%)
   19,200   Applied Materials, Inc. *                                        776
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (3.7%)
   34,800   American Express Co.                                           1,912
   93,500   Citigroup, Inc.                                                4,657
   43,800   Morgan Stanley Dean Witter & Co.                               2,776
--------------------------------------------------------------------------------
                                                                           9,345
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (3.2%)
   40,000   American Home Products Corp.                                   2,405
   73,600   Bristol-Myers Squibb Co.                                       5,101
    6,900   Johnson & Johnson, Inc.                                          690
--------------------------------------------------------------------------------
                                                                           8,196
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.0%)
   28,400   Colgate-Palmolive Co.                                          1,669
   11,100   Procter & Gamble Co.                                             831
--------------------------------------------------------------------------------
                                                                           2,500
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (0.5%)
   13,650   American International Group, Inc.                             1,323
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (1.2%)
   82,000   Allstate Corp.                                                 3,137
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.3%)
   14,332   Bear Stearns Cos., Inc.                                          658
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.3%)
   21,200   Caterpillar, Inc.                                                833
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (0.6%)
   20,600   United Technologies Corp.                                      1,459
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.7%)
   34,200   Medtronic, Inc.                                                1,821
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (2.3%)
   39,604   Exxon Mobil Corp.                                              3,485
   40,000   Texaco, Inc.                                                   2,323
--------------------------------------------------------------------------------
                                                                           5,808
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.7%)
   55,100   Halliburton Co.                                                1,839
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (0.6%)
   37,200   Home Depot, Inc.                                               1,458
--------------------------------------------------------------------------------
            RETAIL - DRUGS (0.2%)
   14,300   Walgreen Co.                                                     637
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (1.8%)
   51,400   Target Corp.                                                   1,545
   61,000   Wal-Mart Stores, Inc.                                          3,184
--------------------------------------------------------------------------------
                                                                           4,729
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
   75,200   Sprint Corp. - FON Group                                       1,729
   19,800   WorldCom, Inc. *                                                 296
--------------------------------------------------------------------------------
                                                                           2,025
--------------------------------------------------------------------------------
            TELEPHONES (1.9%)
   86,500   SBC Communications, Inc.                                       4,752
--------------------------------------------------------------------------------
            Total blue chip stocks (cost: $54,536)                       114,863
--------------------------------------------------------------------------------


 PRINCIPAL                                                                          MARKET
  AMOUNT                                                      COUPON                 VALUE
  (000)                                                        RATE     MATURITY     (000)
------------------------------------------------------------------------------------------
                            TAX-EXEMPT SECURITIES (52.8%)
                               TAX-EXEMPT BONDS (52.7%)

            ALABAMA (1.9%)
  $ 4,700   Baldwin County Health Care Auth. RB,
              Series 1998                                      5.75%   4/01/2027     3,815
    1,000   University of Alabama at Birmingham Hospital RB,
              Series 2000A (INS)(5)                            5.88    9/01/2031     1,020

            ARKANSAS (1.0%)
    2,500   Conway Health Facilities Board Hospital RB,
              Series 1999A                                     6.40    8/01/2029     2,466

            CONNECTICUT (3.0%)
    2,500   Development Auth. First Mortgage RB,
              Series 1997                                      5.80    4/01/2021     2,115
    6,000   Mashantucket (Western) Pequot Tribe RB,
              Series 1997B(c)                                  5.75    9/01/2027     5,563

            GEORGIA (2.0%)
    5,000   Atlanta Georgia Airport RB,
              Series 2000A (INS)(3)                            5.60    1/01/2030     5,035

            ILLINOIS (1.6%)
    5,500   Health Facilities Auth. RB,
              Series 1996 (Mercy Hospital)                     6.38    1/01/2015     4,086

            INDIANA (2.9%)
    4,710   Fifth Avenue Housing Development Corp.
              MFH RB, Series 1993A                             7.25    7/01/2025     4,860
    2,500   LaPorte County Hospital Auth. RB                   6.00    3/01/2023     2,615

            KENTUCKY (1.4%)
    3,475   Commonwealth of Kentucky State Property and
              Buildings Commission RB                          5.38    9/01/2019     3,462

            LOUISIANA (2.5%)
    6,000   Louisiana Local Government Environmental
              Facilities and Community Development Auth.
              RB, (INS)(2)                                     6.55    9/01/2025     6,294

            MAINE (1.2%)
    3,000   Maine Health and Higher Educational
              Facilities Auth. RB, Series 2000C                5.75    7/01/2030     3,019

            MICHIGAN (6.8%)
    4,000   Detroit Sewage Disposal RB,
              Series 1999A (INS)(3)                            5.75    7/01/2026     4,090
    4,000   Hospital Finance Auth. RB, Series 1996             6.25   10/01/2027     3,479
    9,500   Hospital Finance Auth. RB, Series 1999A            6.13   11/15/2026     9,627

            MONTANA (1.3%)
    3,600   Health Facilities Auth. RB, Series 1996            6.38    6/01/2018     3,267

            NEW YORK (9.9%)
    1,000   Dormitory Auth. RB, (INS)(1)                       6.00    7/01/2020     1,043
    5,850   Medical Care Facilities Finance Agency RB,
              Series 1995A (PRE)                               6.85    2/15/2017     6,491
    4,000   Metropolitan Transportation Auth. RB,
              Tax Fund                                         6.00    4/01/2030     4,199
    3,690   New York City GO, Series 2000A                     6.00    5/15/2020     3,859
    9,250   New York City Transitional Finance Auth. RB,
              Series 1999A                                     5.75    8/15/2024     9,461
      200   New York City Municipal Water
              Finance Auth. Water and Sewer Systems RB         5.50    6/15/2033       199

            OKLAHOMA (1.0%)
    2,695   Valley View Hospital Auth. RB, Series 1996         6.00    8/15/2014     2,460

            OREGON (0.5%)
    1,420   Clackamas County Hospital Facility Auth. RB,
              Series 1997                                      6.30   11/01/2021     1,347

            PENNSYLVANIA (1.9%)
    3,240   Philadelphia Gas Works RB, 14th Series             6.38    7/01/2026     3,271
    1,545   Philadelphia Gas Works RB, 14th Series (PRE)       6.38    7/01/2026     1,643

            PUERTO RICO (2.4%)
    1,000   Electric Power Auth. RB, Series HH (INS)(4)        5.25    7/01/2029       984
    5,000   Puerto Rico Infrastructure Finance Auth. RB        5.50   10/01/2040     5,034

            RHODE ISLAND (2.1%)
    5,200   Housing and Mortgage Finance Corp. SFH RB,
              Series 15-A                                      6.85   10/01/2024     5,356

            TEXAS (5.2%)
    3,410   Fort Worth Higher Education Finance Corp. RB,
              Series 1997A                                     6.00   10/01/2016     3,374
    5,675   Lewisville RB, Series 1998 (INS)(2)                5.80    9/01/2025     5,644
   30,270   Northwest Independent School District GO,
              Series 1997 (NBGA)(b)                            6.38    8/15/2032     4,263

            WISCONSIN (4.1%)
    3,000   Health and Educational Facilities Auth. RB,
              Series 1998                                      5.75    7/01/2028     2,363
    1,745   Housing and Economic Development Auth.
              SFH RB, Series 1992A                             7.10    3/01/2023     1,799
    6,030   University of Wisconsin Hospitals and Clinics
              Auth. RB, Series 2000 (INS)(4)                   6.13    4/01/2021     6,360
------------------------------------------------------------------------------------------
            Total tax-exempt bonds (cost: $133,320)                                133,963
------------------------------------------------------------------------------------------

                    TAX-EXEMPT MONEY MARKET INSTRUMENT (0.1%)

            NEW YORK (0.1%)
      300   St. Lawrence County IDA PCRB,
              Series 1985 (PRE)(a) (cost: $300)                4.15   12/01/2007       300
------------------------------------------------------------------------------------------
            Total tax-exempt securities (cost: $133,620)                           134,263
------------------------------------------------------------------------------------------
            Total investments (cost: $188,156)                                    $249,126
==========================================================================================










USAA GROWTH AND TAX STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2000
(UNAUDITED)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


PORTFOLIO DESCRIPTION ABBREVIATIONS

   IDA  Industrial Development Authority  PCRB  Pollution Control Revenue Bond
   GO   General Obligation                RB    Revenue Bond
   MFH  Multifamily Housing               SFH   Single-Family Housing

CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company, or other corporation, or a collateral trust.

  (PRE)  Prerefunded to a date prior to maturity.
  (NBGA) Enhanced by a nonbank guarantee agreement.
  (INS)  Scheduled principal and interest payments are insured by:
         (1) Asset Guaranty Insurance Co.      (2) ACA Financial Guaranty Corp.
         (3) Financial Guaranty Insurance Co.  (4) Financial Security
         (5) MBIA                                    Assurance Holdings Ltd.

SPECIFIC NOTES

(a) Variable-rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date.

(b) Zero-coupon security - the rate represents the effective yield at date of purchase. These securities represented 1.7% of the Fund's net assets.

(c) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees. This security represented 2.2% of net assets.

* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

NOVEMBER 30, 2000
(UNAUDITED)

ASSETS
   Investments in securities, at market value (identified cost of $188,156)           $249,126
   Cash                                                                                     55
   Receivables:
      Capital shares sold                                                                  180
      Dividends and interest                                                             2,179
      Securities sold                                                                    2,748
                                                                                      --------
         Total assets                                                                  254,288
                                                                                      --------

LIABILITIES
   Capital shares redeemed                                                                  58
   USAA Investment Management Company                                                      106
   USAA Transfer Agency Company                                                             24
   Accounts payable and accrued expenses                                                    64
                                                                                      --------
         Total liabilities                                                                 252
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $254,036
                                                                                      ========

REPRESENTED BY:
   Paid-in capital                                                                    $194,045
   Accumulated undistributed net investment income                                       1,495
   Accumulated net realized loss on investments                                         (2,474)
   Net unrealized appreciation of investments                                           60,970
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $254,036
                                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                      15,277
                                                                                      ========
   Net asset value, redemption price, and offering price per share                    $  16.63
                                                                                      ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000
(UNAUDITED)


Net investment income:
   Income:
      Dividends                                                   $    562
      Interest                                                       4,169
                                                                  --------
         Total income                                                4,731
                                                                  --------
   Expenses:
      Management fees                                                  669
      Transfer agent's fees                                            147
      Custodian's fees                                                  40
      Postage                                                           27
      Shareholder reporting fees                                        10
      Trustees' fees                                                     1
      Registration fees                                                 22
      Professional fees                                                 19
      Other                                                              2
                                                                  --------
         Total expenses                                                937
                                                                  --------
            Net investment income                                    3,794
                                                                  --------
Net realized and unrealized loss on investments:
      Net realized loss                                             (2,349)
      Change in net unrealized appreciation/depreciation            (7,836)
                                                                  --------
            Net realized and unrealized loss                       (10,185)
                                                                  --------
Decrease in net assets resulting from operations                  $ (6,391)
                                                                  ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH AND TAX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000, AND YEAR ENDED MAY 31, 2000
(UNAUDITED)


                                                         11/30/00      5/31/00
                                                         -----------------------
From operations:
   Net investment income                                 $  3,794      $  7,301
   Net realized loss on investments                        (2,349)         (125)
   Change in net unrealized appreciation/depreciation
      of investments                                       (7,836)        9,653
                                                         -----------------------
      Increase (decrease) in net assets resulting
         from operations                                   (6,391)       16,829
                                                         -----------------------
Distributions to shareholders from:
   Net investment income                                   (3,674)       (7,160)
                                                         -----------------------
   Net realized gains                                         -             (55)
                                                         -----------------------
From capital share transactions:
   Proceeds from shares sold                                7,909        27,666
   Reinvested dividends                                     3,291         6,491
   Cost of shares redeemed                                (10,691)      (32,621)
                                                         -----------------------
      Increase in net assets from
         capital share transactions                           509         1,536
                                                         -----------------------
Net increase (decrease) in net assets                      (9,556)       11,150
Net assets:
   Beginning of period                                    263,592       252,442
                                                         -----------------------
   End of period                                         $254,036      $263,592
                                                         =======================
Accumulated undistributed net investment income:
   End of period                                         $  1,495      $  1,375
                                                         =======================
Change in shares outstanding:
   Shares sold                                                452         1,624
   Shares issued for dividends reinvested                     191           380
   Shares redeemed                                           (616)       (1,908)
                                                         -----------------------
      Increase in shares outstanding                           27            96
                                                         =======================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH AND TAX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2000
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax-exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the six-month period ended November 30, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At November 30, 2000, the Fund had a capital loss carryover for federal income tax purposes of $125,000, which will expire in 2008. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2000, were $47,773,000 and $44,594,000, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 2000, were $66,134,000 and $5,164,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.50% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                   YEAR ENDED MAY 31,
                             --------------------------------------------------------------------
                                 2000       2000       1999       1998         1997        1996
                             --------------------------------------------------------------------
Net asset value at
   beginning of period       $  17.28    $  16.66    $  16.31    $  15.14    $  14.11    $  12.82
Net investment income             .25         .48         .47         .50         .52         .51
Net realized and
   unrealized gain (loss)        (.66)        .61         .96        1.72        1.39        1.32
Distributions from net
   investment income             (.24)       (.47)       (.48)       (.51)       (.52)       (.51)
Distributions of realized
   capital gains                  -           -          (.60)       (.54)       (.36)       (.03)
                             --------------------------------------------------------------------
Net asset value at
   end of period             $  16.63    $  17.28    $  16.66    $  16.31    $  15.14    $  14.11
                             ====================================================================
Total return (%) *              (2.42)       6.62        9.10       15.26       14.21       14.61
Net assets at
   end of period (000)       $254,036    $263,592    $252,442    $229,404    $185,504    $160,390
Ratio of expenses to
   average net assets (%)         .70(a)      .71         .69         .71         .74         .82
Ratio of net investment
   income to average
   net assets (%)                2.84(a)     2.80        2.89        3.22        3.66        3.79
Portfolio turnover (%)          17.01       66.43       63.42       65.58      194.21      202.55


  * ASSUMES  REINVESTMENT  OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS
    DURING THE PERIOD.
(a) ANNUALIZED.  THE  RATIO  IS  NOT NECESSARILY  INDICATIVE  OF  12  MONTHS  OF
    OPERATIONS.









TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                         LEGAL COUNSEL
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

CUSTODIAN                              INDEPENDENT AUDITORS
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS             INTERNET ACCESS
Call toll free - Central Time          usaa.com(Registered TradeMark)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777